EXHIBIT 99.1

FOR IMMEDIATE RELEASE

ICG ANNOUNCES NEW CREDIT FACILITY AMENDMENT

SCOTT DEPOT, West Virginia, September 29, 2009 – International Coal Group, Inc. (NYSE:ICO) today announced it has entered into an amendment of its $100 million credit facility.  The Company sought the amendment from its lending group because of increasing market-driven risk of noncompliance with certain covenants that were contractually scheduled to tighten effective January 1, 2010.  The recent drop in coal demand due to the economic downturn has significantly weakened coal pricing and heightened concerns on meeting the year-end step-up in covenant requirements.  This amendment eases those debt covenant requirements.

The Company currently has $26.4 million in borrowing capacity available under the credit facility, with $73.6 million currently used for letters of credit issued to support the Company’s reclamation bonds and other bonding requirements.

 “We are pleased to have reached an agreement with our banks to address short-term tightness in our debt covenants,” said Ben Hatfield, President and CEO of ICG.  “We expect to be in full compliance with our covenants going forward.”

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Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; reductions and/or deferrals of purchases by major customers; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements and environmental initiatives relating to global warming; the impairment of the value of our long-lived and deferred tax assets; our liquidity, results of operations and financial condition; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims and the availability of related insurance coverage.

You should keep in mind that any forward-looking statement made by us in this press release or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2008 Annual Report on Form 10-K and in subsequent filings on Form 10-Q, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this press release might not occur. All data presented herein is as of September 29, 2009 unless otherwise noted.

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For more information, contact: Ira Gamm, vice president – investor and public relations, at (304) 760-2619.

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